UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2016

ROCK CREEK PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-15324 (Commission File Number)	52-1402131 (IRS Employer Identification No.)

2040 Whitfield Avenue, Suite 300 Sarasota, Florida 34243 (Address of principal executive offices, including zip code) 844-727-0727 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On March 30, 2016, Rock Creek Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with six accredited investors (each, an “Investor” and collectively, the “Investors”), pursuant to which the Company issued and sold to such Investors in a private placement a total of 1,428,570 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a purchase price of $0.35 per share, and warrants to purchase up to a total of 2,857,140 shares of Common Stock (the “Warrants”). The Warrants, which have an exercise price of $1.12 per share, are generally exercisable beginning on the issue date and expire on the seventh anniversary of the issue date. An aggregate of $500,000 was raised in the private placement.

The foregoing description of the Purchase Agreement and the Warrants is not complete and is qualified in its entirety by reference to the Purchase Agreement and the form of Warrant, copies of which are filed as Exhibit 10.1 and Exhibit 4.1 hereto, respectively, and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

The issuance and sale of the shares of Common Stock and the Warrants to the Investors under the Purchase Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”). The Company made this determination based on the representations of each of the Investors that such Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D and has access to information about the Company and its investment in the Company.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities referred to herein have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant, dated March 30, 2016, issued by Rock Creek Pharmaceuticals, Inc. to Investors under the Securities Purchase Agreement dated March 30, 2016.

10.1	Form of Securities Purchase Agreement, dated March 30, 2016, among Rock Creek Pharmaceuticals, Inc. and the Investor(s) a party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK CREEK PHARMACEUTICALS, INC.

By:	/s/ Michael J. Mullan
Michael J. Mullan
Chairman of the Board and Chief Executive Officer

Date: March 30, 2016